GE FUNDS

Supplement Dated May 2, 2005

To Statement of Additional Information Dated January 29, 2005

The section entitled “Municipal Leases” located on page 37 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Municipal Leases. Included among Municipal Obligations in which a Fund may invest are participations in lease obligations or installment purchase contracts issued by state or local governmental authorities (“Municipal Leases”) to obtain funds to acquire a wide variety of equipment and facilities.

Although Municipal Leases do not normally constitute general obligations of the municipality, they are ordinarily backed by the municipality’s agreement to make the payments due under the obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, Municipal Leases have additional risks not normally associated with other Municipal Obligations. Municipal Leases may contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in some states and, from time to time, certain municipalities have considered not appropriating funds for lease payments. Moreover, although some Municipal Leases will be secured by the leased equipment and facilities, the disposition of the equipment or facilities in the event of foreclosure might prove to be difficult.

Municipal Leases that a Fund may acquire will be both rated and unrated. Rated Municipal Leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the Investment Manager deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

An unrated Municipal Lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the Investment Manager to be of high quality and minimal credit risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the Investment Manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal Leases held by a Fund may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Municipal Lease. In determining the liquidity of a Municipal Lease, in accordance with methods adopted by the Board, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security; (iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

The Tax-Exempt Fund intends to invest in Municipal Leases of a broad range of issuers, consistent with prudent regional diversification. Interest payments on qualifying Municipal Leases are exempt from federal income taxes. Investors in most states will generally be subject to state taxation on all or a portion of the income and capital gains produced by such securities.